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                    HARTFORD SELECT LEADERS LAST SURVIVOR
                           SEPARATE ACCOUNT VL II
                 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              FILE NO. 333-67373

  SUPPLEMENT DATED FEBRUARY 23, 2006 TO THE PROSPECTUS DATED OCTOBER 3, 2005
                         AS AMENDED NOVEMBER 4, 2005

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            SUPPLEMENT DATED FEBRUARY 23, 2006 TO YOUR PROSPECTUS

Effective upon the close of the New York Stock Exchange on April 28, 2006, the Technology Sub-Account is closed to new and subsequent Premium Payments and transfers of Policy Value.

The Board of Trustees of The Universal Institutional Funds, Inc. has approved the liquidation of the Technology Portfolio to take place on April 28, 2006. Upon completion of the liquidation, the Technology Sub-Account will no longer be available. As a result, on April 28, 2006, any Policy Value allocated to Technology Sub-Account will not be accepted.

Effective upon the close of the New York Stock Exchange on April 28, 2006, any existing premium allocation instructions on file, Dollar Cost Averaging, Asset Allocation, Asset Rebalancing Program or other administrative programs that includes transfers of Policy Value or allocations to the Technology Sub-Account, will be changed to replace the Technology Sub-Account with the Money Market Sub-Account, unless you direct us otherwise.

If you are enrolled in any Automatic Income Program with the Technology Sub-Account, upon the close of the New York Stock Exchange on April 28, 2006, your enrollment will automatically be updated to reflect the Money Market Sub-Account.

Effective April 28, 2006, all references to the Technology Fund in the prospectus are deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

HV-5957